Exhibit 99.1

Lululemon Athletica Inc. Provides Update on Phased Global Store Reopening Plan
VANCOUVER, British Columbia - May 21, 2020 - lululemon athletica inc. (NASDAQ:LULU) today provided details on the company’s phased reopening plan for its global store operations.
After closing the majority of lululemon stores globally outside of Greater China in mid-March, the company is gradually welcoming guests back to select locations where it is permitted to do so. lululemon’s phased reopening approach incorporates key learnings from its successful reopening in Greater China and is being carried out week-by-week, market-by-market in accordance with local government and public health authority guidelines. As of today, lululemon has reopened over 150 store locations across North America, Europe, Asia, New Zealand and Australia, with approximately 200 additional locations set to reopen over the next two weeks.
“As we begin to reopen lululemon stores around the world, we are taking a balanced and thoughtful approach to ensure all necessary precautions are in place, and to prioritize the safety and wellbeing of our people, guests, and communities,” said Calvin McDonald, Chief Executive Officer. “Despite the ongoing challenges of COVID-19, we are inspired by how our guests have continued to connect digitally through our online offerings and believe lululemon remains well-positioned to help our guests live the sweatlife.”
To support the health and safety of lululemon employees and guests as stores reopen, the company has introduced a new set of in-store practices, which include but are not limited to:

•	Employee Health and Wellbeing: Stores will operate with modified hours, and store teams will wear face coverings and state a daily health declaration before every shift.

•
Physical Distancing: The number of guests who can enter a lululemon retail location at a given time will be limited, and store layouts will be updated to allow for physical distancing. Additional measures include a modified fitting room experience, with the closure of every second fitting room. A buy online, same-day pickup service is available at select locations.

•
Cleaning and Sanitization: Stores will implement enhanced and rigorous cleaning and sanitization practices, and adopt a cashless payment experience where permissible, with contactless “tap” payments preferred.

•
Returns: lululemon’s return policy has been extended to 30 days after each store location reopens to return or exchange any items purchased on or after February 15, 2020, and the company will implement express returns and exchanges to save time. All returns will be held back for 24 hours before being returned to the floor.

•	Store-Based Events and Gatherings: All in-store classes and events will remain on pause for the foreseeable future.
In recent months to help guests connect, sweat and shop, lululemon has launched a range of new initiatives including a digital educator service and the Community Carries On sweat and mindfulness hub. Details on these offerings as well as lululemon’s open store locations and hours of operation are available at www.lululemon.com.
About lululemon athletica inc.
lululemon athletica inc. (NASDAQ:LULU) is a healthy lifestyle inspired athletic apparel company for yoga, running, training, and most other sweaty pursuits, creating transformational products and experiences which enable people to live a life they love. Setting the bar in technical fabrics and functional designs, lululemon works with yogis and athletes in local communities for continuous research and product feedback. For more information, visit WWW.LULULEMON.COM.
Forward-Looking Statements
This press release includes estimates, projections, statements relating to our business plans, objectives, and expected operating results that are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In many cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expects," "plans," "anticipates," "outlook," "believes," "intends," "estimates," "predicts," "potential" or the negative of these terms or other comparable terminology. These forward-looking statements also include our guidance and outlook statements. These statements are based on management's current expectations but they involve a number of risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in the forward-looking statements as a result of risks and uncertainties, which include, without limitation: our ability to maintain the value and reputation of our brand; the acceptability of our products to our guests; the current COVID-19 coronavirus pandemic and related government, private sector, and individual consumer responsive actions; our highly competitive market and increasing competition; our reliance on and limited control over third-party suppliers to provide fabrics for and to produce our products; suppliers or manufacturers not complying with our Vendor Code of Ethics or applicable laws; the operations of many of our suppliers are subject to international and other risks; an economic downturn or economic uncertainty in our key markets; increasing product costs and decreasing selling prices; our ability to anticipate consumer preferences and successfully develop and introduce new, innovative and updated products; our ability to accurately forecast guest demand for our products; our ability to safeguard against security breaches with respect to our information technology systems; any material disruption of our information systems; our ability to have technology-based systems function effectively and grow our e-commerce business globally; changes in consumer shopping preferences and shifts in distribution channels; the fluctuating costs of raw materials; our ability to expand internationally in light of our limited operating experience and limited brand recognition in new international markets; global economic and political conditions and global events such as health pandemics; our ability to deliver our products to the market and to meet guest expectations if we have problems with our distribution system; imitation by our competitors; our ability to protect our intellectual property rights; our ability to source and sell our merchandise profitably or at all if new trade restrictions are imposed or existing trade restrictions become more burdensome; changes in tax laws or unanticipated tax liabilities; our ability to manage our growth and the increased complexity of our business effectively; our ability to cancel store leases if an existing or new store is not profitable; increasing labor costs and other factors associated with the production of our products in South and South East Asia; our ability to successfully open new store locations in a timely manner; our ability to comply with trade and other regulations; the service of our senior management; seasonality; fluctuations in foreign currency exchange rates; conflicting trademarks and the prevention of sale of certain products; our exposure to various types of litigation; actions of activist stockholders; anti-takeover provisions in our certificate of incorporation and bylaws; and other risks and uncertainties set out in filings made from time to time with the United States Securities and Exchange Commission and available at www.sec.gov, including, without limitation, our most recent reports on Form 10-K and Form 10-Q. You are urged to consider these factors carefully in evaluating the forward-looking statements contained herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by these cautionary statements. The forward-looking statements made herein speak only as of the date of this press release and we undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances, except as may be required by law.

Contacts
Investors:
lululemon athletica inc.
Howard Tubin
1-604-732-6124
or
ICR, Inc.
Joseph Teklits/Caitlin Churchill
1-203-682-8200

Media:
lululemon athletica inc.
Erin Hankinson
1-604-732-6124
or
Brunswick Group
Eleanor French
1-415-671-7676

3